SUPPLEMENT TO PROSPECTUS

                 COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY
                      COVA VARIABLE ANNUITY ACCOUNT ONE and

                         COVA VARIABLE LIFE ACCOUNT ONE

     This supplement should be attached to your copy of the prospectus for the variable annuity contracts and/or variable life contracts issued by Cova Financial Services Life Insurance Company ("Cova Life") and Cova Variable Annuity Account One and/or Cova Variable Life Account One ("Variable Accounts").

     On December 31, 1998, the Securities and Exchange Commission issued an order approving the substitution of shares of the Lord Abbett Growth and Income Portfolio of Cova Series Trust for shares of the Growth and Income Portfolio of Lord Abbett Series Fund, Inc. held by the Variable Accounts to fund certain variable contracts issued by Cova Life.

     If you wish, you may transfer without any charge your Contract value as substituted into any other eligible sub-account. If you transfer within 30 days from the date of the notice of substitution which you will receive shortly, the transfer will not be subject to any charge on transfers described in the Prospectus for the Contracts.

     Should  you  have  any  questions,  please  feel  free to call us at  (800)
343-8496.

CL-4154 (12/98)